
"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------


A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST
1. Aggregate Pool Balance as of the beginning of the
   preceding Collection Period ......................................................     561,550,595.44

2. Aggregate amount of Collections during the preceding
   Collection Period ................................................................     128,021,074.61

   a) Collections other than finance charges, cash Adjustment Payments
      and cash Transferor Deposit Amounts ...........................................     126,833,950.19

   b) Finance Charge collections ....................................................      1,187,124.42

   c) Cash Adjustment Payments ......................................................          0.00

   d) Cash Transferor Deposit Amounts ...............................................          0.00

3. Aggregate amount of receivables written off (net of recoveries) during the
   preceding Collection Period ......................................................        5,113.63

4. Aggregate amount of non-cash Adjustment Payments during the preceding
   Collection Period ................................................................      3,639,934.64

5. Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
   Collection Period ................................................................          0.00

6. Aggregate amount of additional Receivables during
   the Preceding Collection period ..................................................     128,153,722.01

7. Aggregate Pool Balance as of the end of the preceding
   Collection Period ................................................................     559,225,318.99

8.  The aggregate Trust Principal Component as of the beginning of the
    preceding Collection Period was .................................................     551,723,460.02

9.  The aggregate amount of Principal Collections during the
    preceding Collection Period was .................................................     118,193,939.19

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was ...........................................................        5,024.14

11. The aggregate Trust Principal Component as of the end of the
    preceding Collection Period was * ...............................................     549,438,875.91

12. The aggregate amount of Yield Collections during the preceding
    Collection Period was ...........................................................      9,827,135.42

13. The Discount Factor during the preceding Collection Period was ..................         1.75%

14. The Monthly Payment Rate during the preceding Collection Period was .............         22.80%

15. Defaulted Receivables ( [ charged-off receivables less recoveries ] x
    [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the
    beginning of the preceding Collection Period, were ..............................         0.01%

16. "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
    beginning of the preceding Collection Period, were ..............................         2.54%


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                         Series          Series          Series
                                                                         1994-1          1995-1          1998-1         Aggregate
                                                                         ------          ------          ------         ---------

1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

   a) Class A Invested Amount .......................................      0.00       100,000,000.00  199,974,989.05  299,974,989.05
      Class A Percentage (% of Invested Amount) .....................    100.00%          82.00%          88.50%          86.22%

        Series 1998-1 Commercial Paper Principal Component ..........       ---             ---       199,974,989.05  199,974,989.05
        Series 1998-1 APA Bank Loan Balance .........................       ---             ---            0.00            0.00

   b) Less Principal Funding Account or Capitalized
      Interest Account (1998-1 only) ................................      0.00            0.00        1,372,500.00    1,372,500.00

   c) Equals Class A Adjusted Invested Amount .......................      0.00       100,000,000.00  198,602,489.05  298,602,489.05

   d) Class B Invested Amount .......................................     (0.00)       21,951,219.51   25,985,450.55   47,936,670.07
      Class B Percentage (% of Invested Amount) .....................      0.00%          18.00%          11.50%          13.78%

   e) Aggregate Invested Amount .....................................      0.00       121,951,219.51  225,960,439.60  347,911,659.12

   f) Class A Pool Factor ...........................................   0.0000000       1.0000000           ---

   g) Class B Pool Factor ...........................................   0.0000000       1.0000000           ---

2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

   a) Class A Invested Amount .......................................      0.00       100,000,000.00  199,910,473.02  299,910,473.02
      Class A Percentage (% of Invested Amount) .....................    100.00%         100.00%         100.00%         100.00%

        Series 1998-1 Commercial Paper Principal Component ..........       ---             ---       199,910,473.02  199,910,473.02
        Series 1998-1 APA Bank Loan Balance .........................       ---             ---            0.00            0.00
        Series 1998-1 balance of Undistributed Principal Collections.       ---             ---            0.00            0.00
                                                                                                           ----            ----
                                                                                                      199,910,473.02  199,910,473.02

   b) Less Principal Funding Account or Capitalized
      Interest Account (1998-1 only) ................................      0.00            0.00        1,372,500.00    1,372,500.00

   c) Equals Class A Adjusted Invested Amount .......................      0.00       100,000,000.00  198,537,973.02  298,537,973.02

   d) Class B Invested Amount .......................................      0.00        21,951,219.51   25,977,067.12   47,928,286.63

   e) Invested Amount ...............................................      0.00       121,951,219.51  225,887,540.14  347,838,759.65

   f) Class A Pool Factor ...........................................   0.0000000       1.0000000           ---

   g) Class B Pool Factor ...........................................   0.0000000       1.0000000           ---


                                                                                      % Trust Principal
                                                                         $ Amount         Component
                                                                         --------         ---------
3. Transferor Interest as of the beginning of the preceding
   Collection Period ................................................  203,811,800.90     36.94%

   a) Special Funding Account as of the beginning of the preceding
      Collection Period .............................................      0.00            0.00%

4. Available Subordinated Amount as of the beginning of the preceding
   Collection Period ................................................      0.00            0.00%

5. Average Class A Invested Amount (98-A calendar month) ............        --              --            199,803,227.97
   Average Class B Invested Amount (98-A calendar month) ............        --              --            25,963,131.32


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
   TRANSFEROR AMOUNT, Cont.
                                                                                                            % Trust
                                                                                                           Principal
                                                                                  Amount                   Component
                                                                                  ------                   ---------
5. Transferor Interest as of the end of the preceding
   Collection Period ................................................         201,600,116.26                 36.69%

   a) Special Funding Account as of the end of the preceding
      Collection Period .............................................              0.00                       0.00%

6. Available Subordinated Amount as of the end of the preceding
   Collection Period ................................................              0.00                       0.00%

7. Minimum Transferor Percentage (net of Available Subordinated
   Amount) as of the end of the preceding Collection Period .........         65,932,665.11                  12.00%

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1994-1 Investor Percentage ...................................              0.00%
Series 1995-1 Investor Percentage ...................................             22.10%
Series 1998-1 Investor Percentage ...................................             40.92%
Transferor Percentage ...............................................             36.98%
                                                                                  ------
                                                                                 100.00%
2. Fixed Allocation Percentage

Series 1994-1 Investor Percentage ...................................              0.00%
Series 1995-1 Investor Percentage ...................................                NA
Series 1998-1 Investor Percentage ...................................                NA
Transferor Percentage ...............................................             36.94%

3 Allocation of Yield Collections

Yield Collections allocable to Series 1994-1 ........................              0.00
Yield Collections allocable to Series 1995-1 ........................          2,172,159.13
Yield Collections allocable to Series 1998-1 ........................          4,021,283.75
                                                                               ------------
Aggregate Investor Yield Collections ................................          6,193,442.88
Yield Collections allocable to the Transferor .......................          3,633,692.54
                                                                               ------------
Total allocable Yield Collections ...................................          9,827,135.42

4. Allocation of Special Funding Account Income (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1 ...........              0.00
Special Funding Account Income allocable to Series 1995-1 ...........              0.00
Special Funding Account Income allocable to Series 1998-1 ...........              0.00
                                                                                   ----
Aggregate Investor Special Funding Account Income ...................              0.00
Special Funding Account Income allocable to the Transferor ..........              0.00
                                                                                   ----
Total allocable Special Funding Account Income ......................              0.00


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont.


                                                                         $ Amount
                                                                         --------
5. Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount) .......      0.00
Defaults allocable to Series 1995-1 (Investor Default Amount) .......    1,110.52
Defaults allocable to Series 1998-1 (Investor Default Amount) .......    2,055.89
Aggregate Investor Default Amount ...................................    3,166.41
Defaults allocable to the Transferor ................................    1,857.73
                                                                         --------
 Total allocable Defaults ...........................................    5,024.14

6. Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 ....................      0.00
Principal Collections allocable to Series 1995-1 ....................  26,125,216.83
Principal Collections allocable to Series 1998-1 ....................  48,406,776.93
                                                                       -------------
Aggregate Investor Principal Collections ............................  74,531,993.76
Principal Collections allocable to the Transferor ...................  43,661,945.43
                                                                       -------------
Total allocable Principal Collections ............................... 118,193,939.19

7. Allocation of Collection Account Income (allocated and distributed to Series 1994-1, Series 1995-1 and Series 1998-1 during an Early
   Amortization Period)

Collection Account Income allocable to Series 1994-1 ................      0.00
Collection Account Income allocable to Series 1995-1 ................      0.00
Collection Account Income allocable to Series 1998-1 ................      0.00
                                                                           ----
Aggregate Investor Collection Account Income ........................      0.00
Collection Account Income allocable to the Transferor ...............    1,104.27
Total allocable Collection Account Income ...........................    1,104.27

D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)


                                                                       Series 1994-1  Series 1995-1     Series 1998-1   Aggregate
                                                                       -------------  -------------     -------------   ---------
1. Yield Collections (including "finance charges")
   allocable to Series 1994-1, Series 1995-1 and Series 1998-1
   during the preceding Collection Period were ......................        0.00      2,172,159.13     4,021,283.75   6,193,442.88

2. Principal Funding Account investment income during the
   preceding Collection Period was ..................................        0.00          0.00              ---            0.00

3. Special Funding Account investment income allocable
   to Series 1994-1, Series 1995-1 and Series 1998-1 during
   the preceding Collection Period were .............................        0.00          0.00              0.00           0.00

4. Collection Account investment income allocable to Series
   1994-1, Series 1995-1 and Series 1998-1 during the preceding
    Collection Period were ..........................................        0.00          0.00              0.00           0.00

5. Capitalized Interest Account Investment and Interest
   income (allocable to Series 1998-1 only) during the
   preceding Collection Period was ..................................         ---           ---            5,055.10       5,055.10

6. Total Yield Funds allocable to Series 1994-1, Series
   1995-1 and Series 1998-1 during the preceding
   Collection Period were............................................        0.00      2,172,159.13     4,026,338.85   6,198,497.98

   a. Total Yield Funds allocable to Series 1994-1,
      Series 1995-1 and Series 1998-1 as an annual percentage
      of the Invested Amount as of the beginning of the preceding
      Collection Period were ........................................       21.37%        21.37%            21.40%         21.39%


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and
   INVESTMENT INCOME ALLOCABLE TO SERIES 1994-1, SERIES 1995-1 AND SERIES 1998-1


                                                                         Series 1994-1  Series 1995-1  Series 1998-1   Aggregate
                                                                         -------------  -------------  -------------   ---------
1.  Total Yield Funds allocable to Series 1994-1, Series 1995-1 and
    Series 1998-1........................................................     0.00      2,172,159.13   4,026,338.85   6,198,497.98

2.  Plus Draw on Capitalized Interest Account (for Series 1998-1 only) ..      ---           ---           0.00          0.00

3.  Total Yield Funds allocable to Series 1994-1, Series 1995-1 and
    Series 1998-1, including draw on Capitalized Interest Account for
    Series 19981 ........................................................     0.00      2,172,159.13   4,026,338.85   6,198,497.98

4.  Less Class A Monthly Interest paid ..................................     0.00       516,666.67      850,177.06   1,366,843.73

    Class A Certificate Rate ............................................    6.250%        6.200%         4.941%
      - CP Rate (applicable to Series 1998-1 only) ......................      ---           ---          4.941%
      - Euro Dollar Rate (applicable to Series 1998-1 only) .............      ---           ---          5.437%
      - Base Rate (applicable to Series 1998-1 only) ....................      ---           ---          8.250%

5.  Less Class A Past Due Monthly Interest paid .........................     0.00           0.00          0.00          0.00

6.  Less Class B Monthly Interest paid ..................................    (0.00)      117,987.80     121,560.02    239,547.83

7.  Less Class B Past Due Monthly Interest paid .........................     0.00           0.00          0.00          0.00

8.  Less [program] Fees paid (applicable to Series 1998-1 only) .........      ---           ---         30,371.71     30,371.71

9.  Less Past Due Program Fees paid (Series 1998-1 only) ................      ---           ---           0.00          0.00

10. Less Monthly Servicing Fee paid .....................................     0.00       203,252.03      376,600.73    579,852.77

11. Less Past Due Monthly Servicing Fee paid ............................   60,534.79        0.00          0.00        60,534.79

12. Less Reimbursement of previously unreimbursed Class A Charge-Offs ...     0.00           0.00          0.00          0.00
    (distributed as Excess Principal during the Revolving Period)

13. Plus Reallocated Transferor Principal ...............................     0.00           0.00          0.00          0.00

14. Less Investor Default Amount ........................................     0.00         1,110.52      2,055.89      3,166.41
    (Excess Principal during the Revolving Period)

15. Less Interest on previously unreimbursed Class B Charge-Offs ........     0.00           0.00          0.00          0.00

16. Less Reimbursement of previously unreimbursed Class B Charge-Offs ...     0.00           0.00          0.00          0.00
    (Excess Principal during the Revolving Period)

17. Equals Remaining Yield Funds allocable to Series 1994-1, Series 1995-1
    (including draw on Capitalized Interest Account for Series 1998-1) ..     0.00      1,333,142.10   2,645,573.44   3,978,715.54


"Regular" Distribution Date:                  Yamaha Motor Master Trust                    Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1           31-Mar-99
--------------------------------------------------------------------------------------------------------------------

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1, SERIES 1995-1 and SERIES 1998-1

                                                                             Series 1994-1  Series 1995-1  Series 1998-1 Aggregate
                                                                             -------------  -------------  ------------- ---------
1. Class A Monthly Interest shortfall during the preceding Collection Period      0.00        0.00              0.00         0.00

2. Class B Monthly Interest shortfall during the preceding Collection Period      0.00        0.00              0.00         0.00

3. Monthly Servicing Fee shortfall during the preceding Collection Period ..      0.00        0.00              0.00         0.00

4. Monthly Program Fees shortfall during the preceding Collection Period ...       ---        ---               0.00         0.00

5. Class A Investor Charge-Offs during the preceding Collection Period .....      0.00        0.00              0.00         0.00

6. Class B Investor Charge-Offs during the preceding Collection Period .....     (0.00)       0.00              0.00        (0.00)

7. Cumulative Unreimbursed Class A Investor Charge-Offs ....................      0.00        0.00              0.00         0.00

8. Cumulative Unreimbursed Class B Investor Charge-Offs ....................    514.23        0.00              0.00       514.23

9. Cumulative Reallocated Transferor Principal .............................     (0.00)      (0.00)             0.00        (0.00)


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                                     Series 1994-1   Series 1995-1   Series 1998-1    Aggregate
                                                                     -------------   -------------   -------------    ---------
1. Available Principal Funds (funds on deposit in the Collection
   Account for principal distribution)

   a) Remaining Yield Funds allocable to Series 1994-1, Series
      1995-1 and Series 1998-1 (distributed to Transferor
      during Revolving Period)...................................         0.00            0.00            0.00          0.00


   b) Principal Collections allocable to Series 1994-1,
      Series 1995-1 and Series 1998-1 ...........................         0.00       26,125,216.83   48,406,776.93  74,531,993.76

   c) Investor Defaults .........................................         0.00          1,110.52        2,055.89       3,166.41

   d) Reallocated Transferor Principal ..........................         0.00            0.00            0.00           0.00

   e) Principal Collections allocable to the Transferor .........         0.00            0.00       43,661,945.43  43,661,945.43

   f) Balance of Special Funding Account (Undistributed
      Principal Collections) (retained in Collection Account
      during the Revolving Period)...............................         0.00            0.00            0.00           0.00


   g) Beginning balance of Undistributed Principal Collections ..           --              --            0.00           0.00

   h) Excess Principal from Series 1994-1, Series 1995,1
      and Series 1998-1 .........................................        0.00            0.00       26,126,327.35   26,126,327.35
        1) From Series 1994-1 ...................................          --            0.00            0.00            0.00
        2)  From Series 1995-1 ..................................        0.00              --       26,126,327.35   26,126,327.35
        3)  From Series 1998-1 ..................................        0.00            0.00              --            0.00

   i) Total Available Principal Funds ...........................        0.00       26,126,327.35   118,197,105.60 144,323,432.95

2. Principal Paid to Class A ....................................        0.00            0.00         64,516.03       64,516.03

3. Undistributed Principal Collections ..........................          --              --            0.00            0.00

4. Class B Monthly Principal ....................................        0.00            0.00          8,383.44       8,383.44

5. Excess Principal Collections .................................        0.00       26,126,327.35   91,997,878.78  118,124,206.13

7. Series 1998-1 Additional Invested Amount .....................         ---             ---            0.00            0.00

    a) Class A Additional Invested Amount .......................         ---             ---            0.00            0.00

    b) Class B Additional Invested Amount .......................         ---             ---            0.00            0.00


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT


                                                                            Series 1994-1  Series 1995-1  Series 1998-1  Aggregate
                                                                            -------------  -------------  -------------  ---------
1. Principal Funding Account amount as of the beginning of the
   preceding Collection Period ...........................................      0.00            0.00            ---        0.00

2. Plus Class A principal deposits made during the preceding Collection
   Period.................................................................      0.00            0.00            ---        0.00

3. Less principal withdrawals made during the preceding Collection Period       0.00            0.00            ---        0.00

4. Principal Funding Account amount as of the end of the
   preceding Collection Period ...........................................      0.00            0.00            ---        0.00

5. Principal Funding Account investment income during the preceding
   Collection Period .....................................................      0.00            0.00            ---        0.00

6. Principal Funding Account investment rate during the preceding
   Collection Period .....................................................      0.00%           0.00%           ---        0.00%

I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS


                                                                            Series 1994-1  Series 1995-1  Series 1998-1  Aggregate
                                                                            -------------  -------------  -------------  ---------

Transferor Subordination Event ? ..........................................      NO              NO            NO

Required Transferor Subordination Amount ..................................      0               0             0             0

Required Transferor Subordination Amount (% Class A Adjusted Invested
Amount) ...................................................................   0.0000%         0.0000%        0.0000%

Available Subordinated Amount as of the end of the preceding
Collection Period .........................................................      0               0             0             0


                                                                                    Trigger       Actual     Subord. Event?
TRANSFEROR SUBORDINATION EVENT TRIGGERS                                              Level         Level         (1=yes)
                                                                                     -----         -----         -------
1. Minimum November through April Monthly Payment Rate (3-mo moving avg) .......     10.00%        20.66%           0

2. Minimum May through October Monthly Payment Rate (3-mo moving avg) ..........     13.00%        20.66%           0

3. Maximum All-Terrain Vehicles (as % of Pool Balance) .........................     33.33%        21.74%           0

4. Maximum other than motorcycles, scooters, water vehicles,
   all-terain vehicles, outboard and snow mobiles (as % of Pool Balance) .......     10.00%         1.38%           0

5. Maximum Dealer "holdbacks" on non-sold products plus Sales
   Program Discounts ...........................................................      5.00%         0.10%           0

6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
   Year Total Accounts .........................................................      8.00%         7.32%           0

7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal
   Quarter Total Accounts ......................................................      5.00%         2.59%           0

8. Maximum Defaulted Receivables minus Recoveries plus
   Repossessions (as an Annual % of Pool Balance) (3-month moving average) .....      7.50%         0.70%           0


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 1994-1 Early Amortization Event ?.................  YES
Series 1995-1 Early Amortization Event ?.................   NO
Series 1998-1 Early Amortization Event ?.................   NO


                                                                                               Series       Series       Series
Early Amortization Event Triggers                                                 Trigger      1994-1       1995-1       1998-1
                                                                                  -------      ------       ------       ------
1. a. Min Class B Invested Amt as a % of Class A Inv Amt (Series 1994-1) ......    17.00%       0.00%          NA          NA
   b. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1995-1) ..    17.50%        NA          18.00%        NA
   c. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1) ..    11.00%        NA            NA         11.50%

2. Max consecutive months that Special Funding Account may exceed $0 ..........      12

3. Minimum Transferor Interest ( ** note ** below) ............................    10.00%      33.69%        33.69%       33.69%

4. Minimum Transferor Interest (** note ** below] if "finance charge" yield
   (expressed as an annual percentage of the Pool Balance) is less than 6% ....    12.00%      33.69%        33.69%       33.69%

5. Minimum November through April Monthly Payment Rate (3-mo moving avg) ......     8.00%      20.66%        20.66%       20.66%

6. Minimum May through October Monthly Payment Rate (3-mo moving avg) .........    11.00%      20.66%        20.66%       20.66%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg) .........................    10.00%       0.70%         0.70%        0.70%

8. Class B Invested Amount is less than Initial Class B Invested Amount
   for three consecutive periods                                                                 0         21,951,220       ---



------------------------------------------------------------------------------
** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1


  Is the short term rating of DFS P-1 ? ............................................................                NO
  Balance of  10-day Overdrafts as of the end of the preceding Collection Period ...................     16,785,233.33

  Transferor Interest as of the end of the preceding Collection Period ...............................  201,600,116.26
  Principal Component of 10-Day Draft balance  as of the end of the preceeding Coll Period ...........   16,491,491.75
                                                                                                         -------------
  Adjusted Transferor Interest .......................................................................  185,108,624.51
  Adjusted Transferor Interest (% TPC) ...............................................................          33.69%
  Minimum Transferor Interest ........................................................................   65,932,665.11


"Regular" Distribution Date:                    Yamaha Motor Master Trust                 Collection Period Ending:
           15-Apr-99            6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1             31-Mar-99
-------------------------------------------------------------------------------------------------------------------


K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1. Servicer Cash Collateral Account balance as of the beginning of the
   preceding Collection Period ...................................................................   2,670,417.67

2. Servicer Cash Collateral Account balance as of the end of the
   preceding Collection Period ...................................................................   1,889,167.67

3. Withdrawals from the Servicer Cash Collateral Account during the
   preceding Collection Period ...................................................................     4,873.89

4. Investment Income and Deposits to the Servicer Cash Collateral Account during the
   preceding Collection Period ...................................................................   (776,376.11)

L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1994-1, 1995-1 AND 1998-1 CLASS A CERTIFICATES


  Series       Amount         Explanation
  ------       ------         -----------
  1994-1    $0.00           Class A Monthly Interest
  1994-1    $0.00           Class A Principal  *
  1995-1    $516,666.67     Class A Monthly Interest
  1995-1    $0.00           Class A Principal  **
  1998-1    $850,177.06     Class A Monthly Interest
  1998-1    $64,516.03      Class A Principal (Increase)/Reduction ***


  * Amount of Series 1994-1 Class A Principal deposited to Principal Funding AC =               $0.00
 ** Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =               $0.00
*** Amount of  Series 19981-1 Undistributed Principal deposited to Collection AC =              $0.00




                                                 NAME:      Kevin Fujimoto
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                                                 TITLE:     Treasurer
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